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Scudder New Europe Fund

Classes A, B, C and Institutional

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder New Europe Fund	Nasdaq Symbol	CUSIP Number
Class A	KNEAX	81118E-108
Class B	KNEBX	81118E-207
Class C	KNECX	81118E-306
Institutional Class	KNEIX	81118E-405

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder New Europe Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	-18.42%	-10.88%	2.69%	9.70%
Class B(a)	-19.18%	-11.67%	1.85%	8.86%
Class C(a)	-19.05%	-11.62%	1.85%	8.79%
MSCI Europe Equity Index+	-13.88%	-12.47%	-1.47%	8.08%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/02	$ 7.35	$ 6.87	$ 6.97	$ 7.36
10/31/01 and 8/19/02 (commencement of sales Institutional Class shares)	$ 9.01	$ 8.50	$ 8.61	$ 8.12

Class A Lipper Rankings - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	144	of	177	81
3-Year	62	of	128	49
5-Year	7	of	65	11
10-Year	3	of	18	16

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder New Europe Fund - Class A [] MSCI Europe Equity Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,689	$6,671	$10,762	$23,780
	Average annual total return	-23.11%	-12.62%	1.48%	9.05%
Class B(c)	Growth of $10,000	$7,840	$6,797	$10,914	$23,364
	Average annual total return	-21.60%	-12.08%	1.76%	8.86%
Class C(c)	Growth of $10,000	$8,095	$6,903	$10,958	$23,216
	Average annual total return	-19.05%	-11.62%	1.85%	8.79%
MSCI Europe Equity Index+	Growth of $10,000	$8,612	$6,707	$9,287	$21,752
	Average annual total return	-13.88%	-12.47%	-1.47%	8.08%

The growth of $10,000 is cumulative.

a Returns for Class A, B and C shares for the periods prior to their inception date on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The MSCI Europe Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder New Europe Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder New Europe Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Head of European Equity portfolio selection team, portfolio manager Europe ex-U.K. & Euroland Equity, and head of European Equity local research team: London.

• MA, Cambridge University.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

• Head of global portfolio selection team for Europe ex-U.K. and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manger for German and Europe Equities: Frankfurt..

• Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-U.K. & Euroland Equity: Frankfurt.

• Hochschule fuer Bankwirtschaft (private banking college), Germany.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Portfolio manager for European Equity and European ex U.K. & Euroland Equity and member of the European Equity local research team: London.

• BA, Exeter University.

In the following interview, London-based Lead Portfolio Manager Sandy Black discusses Scudder New Europe Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder New Europe Fund perform in fiscal year 2002?

A: Scudder New Europe Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Equity Index, for the 12 months ended October 31, 2002. The MSCI Europe Equity benchmark is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Scudder New Europe Fund produced a return of -18.42 percent (Class A shares unadjusted for sales charges) for the fiscal year, as compared with -13.88 percent for the benchmark.

We are pleased to announce that Morningstar® continued to recognize the fund for its strong, long-term investment performance.1 As of October 31, 2002, Scudder New Europe Fund Class A shares received one of the highest Overall Morningstar RatingsTM based on its risk-adjusted performance. The fund was rated four stars out of 122 US-domiciled funds in the European Stock Category.

1 ©2002 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. Past performance is not indicative of future results. As of October 31, 2002, Scudder New Europe Fund (Class A shares) was rated 2 stars for the 3-year period and 4 stars for the 5- and 10-year periods ending October 31, 2002. For these time periods, there were 122, 63 and 18 US-domiciled funds, respectively, in the European Stock category. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics. Ratings are for Class A shares only; other classes may vary.

The fund's growth bias, wherein we focus on stocks with strong cash flow and earnings growth and cash-flow return on investment, negatively affected fund performance. Value stocks outperformed growth stocks for the fiscal year.

Q: What were the best and worst individual stock performers during the annual period?

A: The biggest contributors to fund returns included Spain's Banco Popular Espanol, Italy's oil and gas company Eni, France's construction company Vinci, Finland's wireless telephone giant Nokia, and Italy's energy services company Saipem. The fund also benefited from its zero weight position in French media conglomerate Vivendi Universal. Vivendi has been plagued by accounting transparency concerns as well as by a significant decline in profitability following numerous acquisitions.

On the other hand, the major detractors from fund performance included France's information technology consulting firm Altran Technologies and several financial holdings. Most notably, disappointments in the financial sector were Germany's MLP, Munich Re and Allianz AG Holding. We have since eliminated these positions.

Q: Did sector positioning have a significant impact on fund performance?

A: In Scudder New Europe Fund, sector positioning is a result of bottom-up individual stock selection, rather than sector bets. That said, the fund was modestly overweight in the energy sector through most of the fiscal year. A combination of a warm winter and higher inventories initially placed downward pressure on energy stocks, but the crisis in the Middle East and the increasingly imminent risk of war in Iraq supported the higher prices of crude oil. During the second half of the period, we increased the portfolio's positions in Italy's Eni and the UK's BP. If war does indeed ensue in Iraq, we intend to reduce the fund's position in this sector, as we would expect oil prices to fall once the conflict is over.

The fund was also overweight in health care. This sector benefited from good earnings visibility, impressive returns on invested capital and relatively stable demand as the world population ages. Positions here included France's Aventis, Germany's Fresenius Medical Care and Schering, the UK's Zeneca Group and Switzerland's Roche Holding.

Driven solely by stock-specific catalysts, the fund was modestly overweight in the information technology and telecommunications sectors. Its major holdings were Nokia and the Netherlands' ASML Holding, both leaders in their respective industries.

Conversely, the fund's slight underweight in financials as compared with the benchmark contributed to performance. This positioning, which proved to be prudent, was driven by our concerns over ongoing deterioration in credit quality, especially in banks. These stocks performed well during the first half of the period based on a low-interest-rate environment and attractive valuations. However, we correctly anticipated more bank loan defaults in the second half. The fund was also underweight in insurance companies, due to capital inadequacy issues. Even so, we expect a recovery in this subsector sometime in 2003 and thus would look to take advantage of current lower stock prices to increase the fund's weighting in insurers in the near term. We prefer to manage the market risk of insurers over the credit risk of banks. The fund was also underweight in the materials and consumer staples sectors.

Regionally, compared with the benchmark, the fund was underweight in the United Kingdom vs. Continental Europe, primarily because it was harder to find attractive growth companies in the United Kingdom.

Q: Was the overall European equity market environment supportive of the fund's performance?

A: The European equity markets outperformed the US markets on a relative basis. Still, there was extreme volatility during the fiscal year, as market sentiment swung from buoyant optimism to fears of a profitless recovery.

As expectations of an imminent global economic recovery gained ground, most of the European equity markets rallied in the last months of 2001. During the first half of 2002, the markets were generally flat, as an uneasy truce was kept between dashed expectations of the economic recovery and some corporate earnings upgrades. The last four months of the fiscal year were a roller coaster of bear market declines and rallies. Geopolitical risks, corporate governance worries, sluggish global economic activity and a lack of stimulus from the European Central Bank all weighed heavily on European equities.

The United Kingdom was the best-performing equity market within the MSCI Europe Equity Index, primarily due to its strong representation in the health care and oil sectors. The health care and oil sectors, together with materials, were the best-performing sectors in the MSCI Europe Equity Index for the annual period. In US dollar terms, the more defensive UK market outperformed Continental Europe. Germany was the worst performer of the developed markets. Germany's equity market suffered most from poor economic growth. From a sector perspective, financials and information technology lagged.

Q: What is your outlook for the European equity markets?

A: Our view is one of tempered optimism. Clearly, the valuation bubble of late 1999 and 2000 has burst, as the impact of a weaker global economy, falling corporate profits and an increased investor risk premium have been seen across the European equity markets. On the other hand, such an environment leads us to be more confident that the equity markets are close to their bottoms. While we look forward to a broad market recovery, we do not believe it will be a rapid one. Geopolitics and the subdued outlook for economic growth will likely continue to have significant implications for corporate earnings forecasts.

We believe that the European equity markets should begin to produce modest positive returns into 2003. Based on free cash flow yield and dividend yield, we are beginning to once again see some attractive investment opportunities, which should, in turn, help to re-establish investor confidence. We remain committed to the European equity markets, with stock selection the key to our investment strategies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

United Kingdom	30%	29%
France	15%	27%
Switzerland	14%	5%
Germany	11%	17%
Netherlands	8%	6%
Spain	6%	5%
Finland	4%	2%
Italy	4%	7%
Sweden	2%	1%
Other	6%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	22%	23%
Health Care	17%	15%
Energy	14%	13%
Consumer Staples	9%	7%
Telecommunication Services	9%	7%
Industrials	8%	-
Consumer Discretionary	8%	13%
Information Technology	5%	6%
Materials	4%	6%
Other	4%	10%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (33.9% of Portfolio)
1. Total Fina Elf SA Provider of oil and natural gas	France	4.0%
2. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.7%
3. Telefonica SA Provider of telecommunication services	Spain	3.6%
4. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.5%
5. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.5%
6. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.3%
7. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.3%
8. Nestle SA Producer and seller of food products	Switzerland	3.2%
9. Aventis SA Manufacturer of life science products	France	3.0%
10. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 97.3%
Belgium 1.2%
Interbrew (Operator of brewing business)	69,100	1,555,833
Denmark 3.5%
Danske Bank AS (Provider of financial services)	150,470	2,394,806
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	28,870	711,330
Novo Nordisk AS "B" (Producer of pharmaceuticals with a specialty in diabetic treatment)	51,930	1,431,665
		4,537,801
Finland 3.9%
Fortum Oyj (Provider of a full range of energy-related services)	138,470	829,115
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	249,380	4,232,816
		5,061,931
France 14.9%
Aventis SA (Manufacturer of life science products)	64,216	3,841,875
Carrefour SA (Operator of supermarkets and food retailer)	18,170	843,036
Credit Lyonnais SA (Provider of diversified banking services)	20,518	729,009
Groupe Danone (Producer of food products worldwide)	10,336	1,340,070
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	46,397	1,430,840
Schneider Electric SA* (Manufacturer of electronic components and automated manufacturing systems)	30,322	1,404,453
Suez SA (Builder of water treatment plants)	115,885	2,035,772
Total Fina Elf SA (Producer of oil and natural gas)	37,230	5,125,359
Valeo SA (Manufacturer of automobile components)	32,250	949,555
Vinci SA (Builder of roads and provider of engineering and construction services)	27,713	1,546,914
		19,246,883
Germany 10.3%
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	24,566	1,181,854
Bayerische Motoren Werke AG (Manufacturer of luxury cars and motorcycles)	30,150	1,074,221
Deutsche Boerse AG (Provider of financial services)	29,625	1,061,379
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	180,820	2,074,118
E.ON AG (Distributor of electricity to commercial and residential customers)	49,656	2,245,906
Fresenius Medical Care AG (Manufacturer that distributes equipment and products for dialysis patients)	23,790	753,439
MAN AG (Manufacturer of buses and utility vehicles)	62,310	746,185
Metro AG (Operator of building, clothing, electronic and food stores)	41,237	946,845
Schering AG (Producer of pharmaceuticals and industrial chemicals)	27,420	1,257,827
Siemens AG (Manufacturer of electrical and electronic equipment)	22,295	1,048,105
Volkswagen AG (Manufacturer of economy and luxury automobiles)	24,430	922,405
		13,312,284
Ireland 1.0%
CRH PLC (Miner and producer of cement)	99,060	1,250,006
Italy 3.9%
Eni SpA (Provider of oilfield and engineering services)	227,390	3,155,172
Saipem SpA (Provider of offshore and onshore drilling services)	220,130	1,189,530
Telecom Italia SpA (Provider of telecommunication services)	83,480	662,614
		5,007,316
Netherlands 8.0%
ABN AMRO Holding NV (Provider of financial services)	114,020	1,673,500
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	35,990	1,075,703
ASML Holding NV* (Developer of photolithography projection systems)	145,410	1,273,624
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	8,150	737,641
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	169,220	2,828,688
Koninklijke (Royal) Philips Electronics NV (Manufacturer of lighting and electronic products)	75,890	1,359,461
Royal Dutch Petroleum Co. (Exporter and producer of oil and natural gas)	31,103	1,344,586
		10,293,203
Spain 5.7%
Banco Popular Espanol SA (Provider of retail banking services)	61,420	2,628,447
Telefonica SA* (Provider of telecommunication services)	496,441	4,706,920
		7,335,367
Sweden 2.0%
Assa Abloy AB "B" (Manufacturer of security locks)	110,980	1,096,245
Securitas AB "B" (Installer of security systems and provider of guard services)	42,580	592,557
Svenska Handelsbanken AB "A" (Provider of banking services)	72,150	921,375
		2,610,177
Switzerland 13.5%
Nestle SA (Registered)* (Producer and seller of food products)	19,281	4,128,847
Novartis AG (Registered)* (Manufacturer of pharmaceutical and nutrition products)	117,340	4,469,717
Roche Holding AG* (Developer of pharmaceutical and chemical products)	37,100	2,623,106
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking services)	39,070	2,709,523
Syngenta AG (Producer of seeds and chemicals for crop protection)	24,390	1,449,703
UBS AG (Registered)* (Provider of commercial and investment banking services)	44,280	2,107,644
		17,488,540
United Kingdom 29.4%
Aegis Group PLC (Provider of independent media services)	794,569	857,741
BAA PLC (Owner and operator of airports)	243,590	2,174,155
BP PLC (Exporter and producer of oil and natural gas)	552,101	3,541,423
Brambles Industries PLC (Provider of material handling and industrial services)	366,430	1,203,887
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	171,480	1,619,072
Diageo PLC (Producer and distributor of food products, beer and liquor)	58,740	662,130
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	236,615	4,516,246
HSBC Holdings PLC (Provider of international banking and financial services)	326,210	3,633,731
Imperial Tobacco Group PLC (Manufacturer of tobacco products)	76,150	1,191,366
Legal & General Group PLC (Holder of company which provides financial products)	1,127,659	1,958,287
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	202,442	4,763,475
Shell Transport & Trading Co., PLC (Provider of oil and gas)	411,690	2,645,595
Taylor Nelson Sofres PLC (Provider of market research services)	722,629	1,582,774
The Sage Group PLC (Distributor of accounting and payroll software)	474,994	1,084,967
Unilever PLC (Manufacturer of consumer goods, food and personal care products)	120,180	1,187,356
Vodafone Group PLC (Provider of mobile telecommunication services)	2,622,841	4,216,278
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products)	30,600	1,141,787
		37,980,270
Total Common Stocks (Cost $138,769,750)		125,679,611

Preferred Stocks 0.6%
Germany
Henkel KGaA (Manufacturer of various chemical based products) (Cost $760,183)	11,860	754,743

Cash Equivalents 2.1%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $2,712,984)	2,712,984	2,712,984
Total Investment Portfolio - 100.0% (Cost $142,242,917) (a)		129,147,338

* Non-income producing security.
(a) The cost for federal income tax purposes was $143,146,766. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $13,999,428. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,202,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,201,573.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $142,242,917)	$ 129,147,338
Receivable for investments sold	2,351,542
Dividends receivable	51,325
Interest receivable	4,557
Receivable for Fund shares sold	154,340
Foreign taxes recoverable	365,467
Total assets	132,074,569
Liabilities
Due to custodian bank	863,141
Payable for investments purchased	2,366,832
Payable for Fund shares redeemed	313,182
Accrued management fee	85,064
Other accrued expenses and payables	96,082
Total liabilities	3,724,301
Net assets, at value	$ 128,350,268
Net Assets
Net assets consist of: Undistributed net investment income	518,268
Net unrealized appreciation (depreciation) on: Investments	(13,095,579)
Foreign currency related transactions	34,266
Accumulated net realized gain (loss)	(42,683,242)
Paid-in capital	183,576,555
Net assets, at value	$ 128,350,268

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($104,175,952 / 14,167,519 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 7.35
Maximum offering price per share (100 / 94.25 of $7.35)	$ 7.80
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,311,062 / 2,518,738 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 6.87
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,862,348 / 984,795 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 6.97
Institutional Class Net Asset Value, offering and redemption price per share ($906 / 123.1 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $446,567)	$ 2,988,131
Interest	107,438
Total Income	3,095,569
Expenses: Management fee	1,232,753
Administrative fee	671,233
Distribution service fees	603,429
Directors' fees and expenses	15,403
Other	7,499
Total expenses, before expense reductions	2,530,317
Expense reductions	(337)
Total expenses, after expense reductions	2,529,980
Net investment income (loss)	565,589
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(23,597,597)
Foreign currency related transactions	(37,237)
(23,634,834)
Net unrealized appreciation (depreciation) during the period on: Investments	(6,445,207)
Foreign currency related transactions	(1,879)
(6,447,086)
Net gain (loss) on investment transactions	(30,081,920)
Net increase (decrease) in net assets resulting from operations	$ (29,516,331)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 565,589	$ (42,141)
Net realized gain (loss) on investment transactions	(23,634,834)	(18,887,651)
Net unrealized appreciation (depreciation) on investment transactions during the period	(6,447,086)	(55,037,112)
Net increase (decrease) in net assets resulting from operations	(29,516,331)	(73,966,904)
Distributions to shareholders from: Net realized gains: Class A	-	(55,489,159)
Class B	-	(8,658,287)
Class C	-	(3,304,877)
Fund share transactions: Proceeds from shares sold	121,959,923	479,408,703
Reinvestment of distributions	-	46,254,748
Cost of shares redeemed	(151,283,969)	(536,340,497)
Net increase (decrease) in net assets from Fund share transactions	(29,324,046)	(10,677,046)
Increase (decrease) in net assets	(58,840,377)	(152,096,273)
Net assets at beginning of period	187,190,645	339,286,918
Net assets at end of period (including undistributed net investment income of $518,268 at October 31, 2002)	$ 128,350,268	$ 187,190,645

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 15.78	$ 14.87	$ 14.27
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.70)	(3.43)	2.95	.63
Total from investment operations	(1.66)	(3.41)	2.86	.60
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 7.35	$ 9.01	$ 15.78	$ 14.87
Total Return (%)[c]	(18.42)	(26.93)	18.77	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	150	281	32
Ratio of expenses before expense reductions (%)	1.38	1.40[d]	1.74	1.63*
Ratio of expenses after expense reductions (%)	1.38	1.38[d]	1.72	1.63*
Ratio of net investment income (loss) (%)	.50	.17	(.55)	(1.21)*
Portfolio turnover rate (%)	93	94	87	58*
[a] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 15.20	$ 14.49	$ 13.91
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.61)	(3.25)	2.86	.63
Total from investment operations	(1.63)	(3.34)	2.66	.58
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 6.87	$ 8.50	$ 15.20	$ 14.49
Total Return (%)[c]	(19.18)	(27.61)	17.79	4.17**
Ratios to Average Net Assets and Supplemental17 Data
Net assets, end of period ($ millions)	17	26	40	20
Ratio of expenses before expense reductions (%)	2.21	2.39[d]	2.64	2.36*
Ratio of expenses after expense reductions (%)	2.21	2.38[d]	2.63	2.36*
Ratio of net investment income (loss) (%)	(.33)	(.83)	(1.21)	(1.95)*
Portfolio turnover rate (%)	93	94	87	58*
[a] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 15.34	$ 14.62	$ 14.02
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.62)	(3.30)	2.87	.64
Total from investment operations	(1.64)	(3.37)	2.67	.60
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 6.97	$ 8.61	$ 15.34	$ 14.62
Total Return (%)[c]	(19.05)	(27.54)	17.69	4.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	11	17	5
Ratio of expenses before expense reductions (%)	2.19	2.20[d]	2.67	2.40*
Ratio of expenses after expense reductions (%)	2.19	2.20[d]	2.66	2.40*
Ratio of net investment income (loss) (%)	(.31)	(.65)	(1.18)	(1.99)*
Portfolio turnover rate (%)	93	94	87	58*
[a] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
* Annualized
** Not annualized

Institutional Class
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.12
Income (loss) from investment operations: Net investment income (loss)[b]	-[c]
Net realized and unrealized gain (loss) on investment transactions	(.76)
Total from investment operations	(.76)
Net asset value, end of period	$ 7.36
Total Return (%)	(9.36)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001
Ratio of expenses (%)	1.10*
Ratio of net investment income (loss) (%)	(.23)*
Portfolio turnover rate (%)	93
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Europe Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $41,780,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,360,000) and October 31, 2010 ($26,420,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 529,822
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (41,780,000)
Net unrealized appreciation (depreciation) on investments	$ (13,999,428)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $146,928,384 and $170,548,745, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Effective April 5, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45%, 0.425% and 0.35% of the average daily net assets for Class A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 528,538	$ 37,805
Class B	102,709	6,913
Class C	39,985	2,598
Institutional Class	1	1
	$ 671,233	$ 47,317

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 171,181	$ 11,522
Class C	70,563	4,584
	$ 241,744	$ 16,106

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 283,119	$ 20,477	0.21%
Class B	55,402	3,994	0.24%
Class C	23,164	1,586	0.25%
	$ 361,685	$ 26,057

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $16,030.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $54,683 and $8,767, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $67,623.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $37,957 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $337 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,099,853	$ 102,694,828	41,583,947	$ 443,266,533
Class B	2,070,406	16,029,052	1,241,652	13,223,473
Class C	401,371	3,235,043	2,027,220	22,918,697
Institutional Class*	123	1,000	-	-
		$ 121,959,923		$ 479,408,703
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	2,937,194	$ 35,275,869
Class B	-	-	694,396	7,923,051
Class C	-	-	264,574	3,055,828
		-		$ 46,254,748
Shares redeemed
Class A	(14,622,227)	$ (125,486,257)	(45,658,647)	$ (495,110,929)
Class B	(2,619,817)	(20,555,236)	(1,522,873)	(15,897,171)
Class C	(658,224)	(5,242,476)	(2,197,734)	(25,332,397)
		$ (151,283,969)		$ (536,340,497)
Net increase (decrease)
Class A	(2,522,374)	$ (22,791,429)	(1,137,506)	$ (16,568,527)
Class B	(549,411)	(4,526,184)	413,175	5,249,353
Class C	(256,853)	(2,007,433)	94,060	642,128
Institutional Class*	123	1,000	-	-
		$ (29,324,046)		$ (10,677,046)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder New Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New Europe Fund (the "Fund"), (one of a series of Scudder New Europe Fund, Inc.) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New Europe Fund (one of a series of Scudder New Europe Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 10, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $446,567 and earned $956,431 of foreign source income during the year ended October 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.05 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Director and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes